Exhibit 99.1
iGo® Announces Acquisition of Adapt Mobile Ltd.
SCOTTSDALE, AZ, August 10, 2010 — iGo, Inc. (Nasdaq: IGOI), a leading provider of eco-friendly power management solutions, today announced the acquisition of Adapt Mobile Ltd., a London-based marketer of a broad range of accessories for mobile electronic devices. The acquisition expands iGo’s European sales presence and increases our product offerings for fast-growing categories within the mobile accessories space.
Adapt Mobile’s best-selling items include its award-winning mini-projectors (also known as pico projectors) that attach to mobile electronic devices for displaying video, as well as a variety of skins, cases, chargers and screen protectors for mobile electronic devices. Additional information about Adapt Mobile’s products can be found at www.adapt-mobile.com.
Adapt Mobile’s products are available through retailers in Europe, as well as distributors that target the enterprise, government, and education markets. Adapt Mobile is currently generating annualized revenue of approximately $2.0 million.
“The acquisition of Adapt Mobile provides a number of synergies that we believe will help us profitably grow iGo,” said Michael D. Heil, President and Chief Executive Officer of iGo. “Adapt Mobile has effectively grown its business with limited financial support and distribution capabilities. With our strong balance sheet and established sales organization, we believe we can increase the penetration of Adapt Mobile’s products throughout Europe. Adapt Mobile also gives us exposure to emerging, fast-growing product areas that we believe can be successful both in Europe and the United States.”
Total consideration for the Adapt Mobile acquisition was $900,000 in cash. The Company has signed multi-year employment agreements with the three principals of Adapt Mobile. Each principal of Adapt Mobile, Jack Hampson, Arno Nabuurs and Ben Theobald, has also received 200,000 restricted stock units (RSUs) from iGo as inducement grants without stockholder approval pursuant to Nasdaq Marketplace Rule 5635(c)(4). The RSUs will vest one-third per year over a three-year time period.
About iGo, Inc.
iGo, Inc., based in Scottsdale, Arizona, is a leading provider of power management solutions, including eco-friendly chargers, and accessories for laptop computers and mobile electronic devices (e.g., mobile phones, PDAs, digital cameras, etc.). iGo is also the creator of the new, innovative patent-protected power saving technology, iGo Green® Technology, that automatically eliminates wasteful and expensive standby or “vampire” power that is generated from chargers continuing to draw electricity when a mobile electronic device no longer requires charging or is disconnected from the charger. iGo’s chargers also leverage iGo’s intelligent tip technology, which significantly minimizes electronic waste by enabling one charger to charge hundreds of brands and thousands of models of mobile electronic devices through the use of interchangeable tips. In addition to iGo’s
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innovative power management solutions, iGo continues to add new, novel mobile electronic accessories consistent with its vision to attach its products and technology to every mobile electronic device.
iGo’s products are available at www.iGo.com as well as through leading resellers and retailers. For additional information call 480-596-0061, or visit www.igo.com.
iGo and iGo Green are registered trademarks and Adapt Mobile is a trademark of iGo, Inc. and its affiliates. All other trademarks or registered trademarks are the property of their respective owners.
This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. The words “believe,” “expect,” “anticipate,” “should,” and other similar statements of our expectation identify forward-looking statements. Forward-looking statements in this press release include expectations that the Company can increase the penetration of Adapt Mobile’s products in Europe, that the acquisition of Adapt Mobile will result in synergies that will help us profitably grow iGo, and the belief that new product areas added through this acquisition will be successful in both Europe and the United States. These forward-looking statements are based largely on management’s expectations and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Risks that could cause results to differ materially from those expressed in these forward-looking statements include, among others, our ability to successfully integrate Adapt Mobile’s businesses, products and technologies; our dependence on large purchases from two significant customers; our ability to expand and diversify our combined customer base; our ability to expand our combined revenue base and develop new products; our loss or failure to replace any significant retail or distribution partners; our failure to expand or protect our proprietary rights and intellectual property; our failure to complete development of products in a timely manner; our failure to achieve the performance criteria required of our products by our customers; fluctuations in our operating results because of: the timing of new product and technology introductions and product enhancements, relative to our competitors, market acceptance of our products, the size and timing of customer orders, our ability to effectively manage inventory levels, delay or failure to fulfill orders for our products on a timely basis, distribution of or changes in our revenue among distribution partners and retailers, our inability to accurately forecast our contract manufacturing needs, difficulties with new product production implementation or supply chain, our suppliers’ ability to perform under their contracts with us, product defects and other product quality problems, the degree and rate of growth in our markets and the accompanying demand for our products, our ability to expand our internal and external sales forces and build the required infrastructure to meet anticipated growth, and seasonality of sales; increased focus on consumer electronics retailers on their own private label brands; decreasing sales prices on our products over their sales cycles; increased reliance upon RadioShack and Walmart; the termination of reseller and distributor agreements or reduced or delayed orders; difficulty in predicting sales to our customers resulting in increased levels of inventory; lack of visibility to end user customers; resellers and distributors promotion of competitor products; corporate and other sales incentive changes at our resellers and distributors; our failure to introduce new products and product enhancements that achieve market acceptance; our failure to protect our intellectual property; intellectual property infringement claims against us; our reliance on and the risk relating to outsourced manufacturing fulfillment of our products, including potential increases in manufacturing costs; our reliance on sole sources for key components; our ability to manage our anticipated growth; our ability to manage our inventory levels; the negative impacts of product returns; design and performance issues with our products; product liability claims; our ability to hire and retain qualified personnel; our ability to secure

iGo, Inc.

additional financing to meet our future capital needs; increased competition and/or reduced demand in our industry; our failure to comply with domestic and international laws and regulations; economic conditions, political events, war, terrorism, public health issues, natural disasters and similar circumstances; volatility in our stock price; the risk that our common stock could be delisted from Nasdaq; concentration of stock ownership among our executive officers and principal stockholders; provisions in our certificate of incorporation, bylaws and Delaware law, as well as our stockholder rights plan, that could make a proposed acquisition of the Company more difficult; and dilution resulting from potential future stock issuances.
Additionally, other factors that could cause actual results to differ materially from those set forth in, contemplated by, or underlying these forward-looking statements are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Risk Factors.” In light of these risks and uncertainties, the forward-looking statements contained in this press release may not prove to be accurate. The Company undertakes no obligation to publicly update or revise any forward-looking statements, or any facts, events, or circumstances after the date hereof that may bear upon forward-looking statements. Additionally, the Company does not undertake any responsibility to update you on the occurrence of unanticipated events which may cause actual results to differ from those expressed or implied by these forward-looking statements.
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CONTACT:
Tony Rossi
Financial Profiles
310-478-2700 x13
trossi@finprofiles.com